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                                                                 EXHIBIT 10.5.10

                                AMENDMENT NO. 11
                                       TO
                          CONTRACT NO. SS/L-TP93002-01
                                       AND
                               SPACE SYSTEMS/LORAL
                                       FOR
                        DELIVERY OF CD RADIO DARS SYSTEM

               THIS CONTRACT AMENDMENT NO. 11 (the "Amendment") is entered into effective as of the 24th day of March 1997, between CD RADIO INC. (the "Purchaser") and SPACE SYSTEMS/LORAL, INC. (the "Contractor").

               WHEREAS, Contractor and Purchaser are parties to Contract No. SS/L-TP93002- 01 dated March 2, 1993,

               WHEREAS, Contractor and Purchaser desire to amend the Contract to
               (a) allow Contractor to commence long lead material procurement activities, and (b) to extend the term of the contract.

               NOW, THEREFORE, in consideration of the mutual covenants and conditions in this Amendment and in the Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


               A. Replace "RESERVED" at Article 16 with the following new article:

               ARTICLE 16. EARLY START FOR LONG LEAD MATERIAL PROCUREMENT

               A contract amendment between the parties is contemplated which will change the configuration of the satellites to the configuration described in the draft Amendment #10 dated 21 March 1997. In anticipation of the Parties' execution of such an amendment, upon Contractor's receipt of $6.5 million, the Contractor shall commence to perform the work associated with the first five months of the program schedule, which consists primarily of long lead material procurement activity.


               B. Change ARTICLE 44 AGREEMENT EXPIRATION to the following:

               It is agreed between the Parties that if CD Radio Inc. has not been granted license and construction permit from the Federal Communication Commission by the end of April 30, 1997, then the provisions of this Contract shall become null and void, and the Parties shall have no further obligation whatsoever to each other, and no financial obligation shall exist by either Party to the other Party.



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                                AMENDMENT NO. 11
                                       TO
                          CONTRACT NO. SS/L-TP93002-01


               C. All capitalized terms in this Amendment, not otherwise defined herein, shall have the meanings ascribed to them in the Contract.

               D. The Contract, as modified by the express terms of this Agreement, is hereby ratified and affirmed by Purchaser and Contractor, and shall remain in full force and effect.

               IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first above written.


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
CONTRACTOR:                                                          PURCHASER:

SPACE SYSTEMS/LORAL, INC.                                            CD RADIO INC.


By:             /s/ R.A. Haley                            By:        /s/ R.D. Briskman
                --------------------------------------               -------------------------------------------------
Name:           R.A. Haley                                Name:      R.D. Briskman
                --------------------------------------               -------------------------------------------------

Title:          Vice President & CFO                      Title:     President
                --------------------------------------               -------------------------------------------------

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